UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2017

NATIONAL COMMERCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36878	20-8627710
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)

813 Shades Creek Parkway, Suite 100

Birmingham, Alabama 35209

(Address of principal executive offices)

Registrant’s telephone number, including area code: (205) 313-8100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).      Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01.            Entry into a Material Definitive Agreement.

On April 24, 2017, National Commerce Corporation, a Delaware corporation (“NCC”) and NCC’s wholly owned subsidiary, National Bank of Commerce, a national banking association (“NBC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Patriot Bank, a Florida banking corporation. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Patriot Bank will merge with and into NBC, with NBC continuing as the surviving association (the “Merger”).

Subject to the terms and conditions of the Merger Agreement, which has been approved by the respective boards of directors of NCC, NBC and Patriot Bank, upon completion of the Merger, each outstanding share of Patriot Bank common stock will be converted into the right to receive 0.1711 (the “Exchange Ratio”) shares of NCC common stock and $0.725 in cash, without interest. Patriot Bank has entered into an agreement with each holder of outstanding options to purchase Patriot Bank common stock providing that, at the effective time of the Merger, all such options will be cancelled, but holders of options that have an exercise price of $3.00 and are therefore “in the money” will receive a cash payment of $4.25 for each share of Patriot Bank common stock subject to such options as consideration for the cancellation. In lieu of any fractional share otherwise issuable in the Merger, NCC will make a cash payment, without interest, in an amount determined by multiplying the fraction of a share of NCC common stock otherwise issuable by the average closing price for a share of NCC common stock as reported by Nasdaq for each of the ten (10) consecutive trading days ending on the fifth business day prior to the date of the closing of the Merger. The amount of cash available for payments in lieu of fractional shares does not affect, and will not be affected by, the amount of cash payable as consideration in the Merger. Each currently outstanding share of NCC and NBC common stock will remain outstanding and will be unaffected by the Merger.

The directors and executive officers of Patriot Bank entered into agreements with NCC concurrently with the execution of the Merger Agreement whereby, among other things, such directors and executive officers agreed to (i) vote their shares of Patriot Bank common stock in favor of approval of the Merger Agreement and (ii) release any pending or potential claims (subject to certain limited exceptions) against Patriot Bank, NCC and NBC arising in their respective capacities as officers, directors or employees of Patriot Bank. In addition, NBC entered into a non-competition agreement with each non-employee director of Patriot Bank and employment agreements with three officers of Patriot Bank. The employment agreements provide for the individuals to serve in specific roles with NBC upon consummation of the Merger and contain provisions relating to, among other things, compensation, benefits, eligibility for employer-sponsored plans and programs and payments upon a termination of employment (and, in certain cases, upon a change in control of NCC), and certain non-competition and non-disclosure restrictions. None of these employees will be an executive officer of NCC or NBC.

The Merger Agreement contains customary representations and warranties from both NCC and Patriot Bank, and each party has agreed to customary covenants, including, among others, covenants relating to (i) the conduct of their respective businesses during the interim period between the execution of the Merger Agreement and the completion of the Merger, (ii) Patriot Bank’s obligation to convene and hold a meeting of its shareholders to consider and vote upon the approval of the Merger Agreement and (iii) subject to certain exceptions, the recommendation by Patriot Bank’s board of directors in favor of the approval by its shareholders of the Merger and the Merger Agreement and the transactions contemplated thereby. Patriot Bank has also agreed not to solicit any alternative acquisition proposals or, subject to certain exceptions, to participate in any discussions, or enter into any agreement concerning, or provide confidential information in connection with, any alternative acquisition proposals.

NCC’s and Patriot Bank’s obligations to complete the Merger are subject to certain customary conditions, including, among others, (i) the accuracy of the representations and warranties of the other party as of the effective time of the Merger, (ii) performance in all material respects by the other party of its obligations under the Merger Agreement, (iii) delivery of certain certificates and other documents described in the Merger Agreement, (iv) approval of the Merger Agreement by Patriot Bank’s shareholders, (v) receipt of all required regulatory and third-party approvals without conditions or restrictions that, in the reasonable judgment of NCC’s or Patriot Bank’s board of directors, would so materially adversely impact the economic or business benefits of the Merger as to render it inadvisable, (vi) the absence of any law or order prohibiting or restricting the completion of the Merger, (vii) receipt by each party of an opinion from Maynard, Cooper & Gale, P.C. to the effect that the Merger will qualify as a reorganization within the meaning of the Internal Revenue Code of 1986, as amended, (viii) the effectiveness of the registration statement for the NCC common stock to be issued in the Merger and (ix) NCC’s arrangement for the listing of its shares to be issued in the Merger on the Nasdaq Global Select Market.

The Merger Agreement contains certain termination rights for NCC and Patriot Bank, as the case may be, applicable upon, among other things, (i) mutual written consent, (ii) certain inaccuracies in a representation or warranty of the other party or a material breach of any covenant, agreement or other obligation of the other party contained in the Merger Agreement that is not or cannot be cured within 30 days’ written notice of such inaccuracy or breach, (iii) a final, non-appealable denial of a required regulatory approval, (iv) a failure by Patriot Bank’s shareholders to approve the Merger Agreement by the required vote, (v) the occurrence or existence of a material adverse effect with respect to the other party that is not remedied within 15 days of receipt of written notice thereof, (vi) a failure to complete the Merger within 270 days after the execution of the Merger Agreement as a result of the nonoccurrence or failure to satisfy a condition precedent or otherwise, (vii) the valid exercise of dissenters’ rights of appraisal with respect to more than 5% of the total number of shares of Patriot Bank common stock outstanding, (viii) Patriot Bank’s withdrawal, qualification or modification or its shareholder recommendation, (ix) Patriot Bank’s failure to substantially comply with its “no-shop” obligations under the Merger Agreement or its obligation to call, give notice of, convene and hold its shareholder meeting, (x) Patriot Bank’s recommendation, endorsement or acceptance of, or agreement to, an alternative acquisition proposal, (xi) NCC’s right to terminate the Merger Agreement if the adjusted shareholders’ equity of Patriot Bank is less than $18,750,000 on the day before the closing date, or (xii) Patriot Bank’s right to terminate the Merger Agreement in the event that the trading price and performance of NCC’s common stock relative to a market-based index fall below certain thresholds (subject to the right of NCC to cure this basis for termination by making a one-time cash payment on account of each stock election share in an amount calculated as set forth in the Merger Agreement). In addition, the Merger Agreement provides that, upon termination of the Merger Agreement in certain circumstances, Patriot Bank may be required to pay NCC a termination fee of $950,000.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference thereto. The Merger Agreement has been attached as an exhibit to this report in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about NCC, Patriot Bank or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of NCC, Patriot Bank or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by NCC.

Item 2.02.            Results of Operations and Financial Condition.

On April 24, 2017, NCC issued a press release announcing financial information for the first quarter ended March 31, 2017. The press release is attached as Exhibit 99.1 to this Form 8-K.

Item 8.01.            Other Events.

On April 24, 2017, NCC issued a press release announcing the signing of the Merger Agreement, as described in Item 1.01. A copy of the press release is attached as Exhibit 99.2 to this Form 8-K. Additionally, NCC will host a conference call/webcast on Tuesday, April 25, 2017, at 8:30 a.m. Central Time to discuss the Merger described in Item 1.01 and its financial results for the first quarter ended March 31, 2017, as described in Item 2.02. NCC will use the presentation materials relating to the Merger attached as Exhibit 99.3 to this Form 8-K in connection with the conference call/webcast.

Additional Information about the Merger and Where to Find It

In connection with the proposed Merger, NCC will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 to register the shares of NCC common stock to be issued to the shareholders of Patriot Bank. The registration statement will include a proxy statement-prospectus that will be sent to the shareholders of Patriot Bank in connection with their approval of the merger. In addition, NCC may file other relevant documents concerning the proposed merger with the SEC. The material in this Current Report on Form 8-K and the exhibits furnished or filed herewith are not a substitute for the proxy statement-prospectus that NCC will file with the SEC.

INVESTORS IN PATRIOT BANK ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE PROXY STATEMENT-PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NCC, NBC, PATRIOT BANK AND THE PROPOSED TRANSACTION, INCLUDING DETAILED RISK FACTORS.

Investors may obtain free copies of these documents, when available, through the website maintained by the SEC at www.sec.gov. Free copies of the proxy statement-prospectus also may be obtained, when available, by directing a request to National Commerce Corporation, 813 Shades Creek Parkway, Suite 100, Birmingham, Alabama 35209, Attention: Richard Murray, IV, or to Patriot Bank, 1815 Little Road, Trinity, Florida 34655, Attention: David B. Key, or by accessing information available at www.nationalbankofcommerce.com or www.patriotbankfl.com. The information on either website is not, and shall not be deemed to be, a part of this filing or incorporated into other filings that NCC makes with the SEC. A final proxy statement-prospectus will be mailed to the shareholders of Patriot Bank.

This filing shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Proxy Solicitation

NCC, Patriot Bank and their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the shareholders of Patriot Bank in connection with the proposed transaction. Information about the directors and executive officers of NCC is set forth in NCC’s proxy statement for the 2017 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2017. Additional information regarding the interests of these participants and other persons who may be deemed participants in the solicitation of proxies may be obtained by reading the proxy statement-prospectus and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K that are not statements of historical fact constitute forward-looking statements for which NCC claims the protection of the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in NCC’s future filings with the SEC, in press releases and in oral and written statements made by NCC or with NCC’s approval that are not statements of historical fact and that constitute forward-looking statements within the meaning of the Act. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. With respect to the proposed Merger, these risks and uncertainties include the possibility that regulatory and other approvals and conditions to the proposed merger are not received or satisfied on a timely basis or at all, or contain unanticipated terms and conditions; the possibility that modifications to the terms of the transaction may be required in order to obtain or satisfy such approvals or conditions; the receipt and timing of approval of Patriot Bank’s shareholders; delays in closing the Merger; difficulties, delays and unanticipated costs in integrating the merging organizations’ businesses or realizing expected cost savings and other benefits; business disruptions as a result of the integration of the merging organizations, including possible loss of customers; diversion of management time to address transaction-related issues; and changes in asset quality and credit risk as a result of the Merger. These risks also include a number factors related to the business of NCC and Patriot Bank and the banking business generally, including various risks to stockholders of not receiving dividends; risks to NCC’s ability to pursue growth opportunities; various risks to the price and volatility of NCC’s common stock; risks associated with NCC’s possible pursuit of future acquisitions; economic conditions in NCC’s and Patriot Bank’s current service areas; system failures; losses of large customers; disruptions in relationships with third-party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing banking; high costs of regulatory compliance; the impact of legislation and regulatory changes on the banking industry; and liability and compliance costs regarding banking regulations.

Forward-looking statements made by NCC in this filing, or elsewhere, speak only as of the date on which the statements were made. You are advised to read the risk factors in NCC’s most recently filed Annual Report on Form 10-K and subsequent filings with the SEC, which are available through the website maintained by the SEC at www.sec.gov or by accessing information available at www.nationalbankofcommerce.com. New risks and uncertainties arise from time to time, and it is impossible for NCC to predict these events or how they may affect it or its anticipated results. NCC has no duty to, and does not intend to, update or revise the forward-looking statements in this filing, except as may be required by law. In light of these risks and uncertainties, readers should keep in mind that any forward-looking statement made in this filing may not occur. All data presented herein is as of the date of this filing unless otherwise noted.

Item 9.01.            Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description of Exhibit
2.1*	Agreement and Plan of Merger, dated as of April 24, 2017, by and among National Commerce Corporation, National Bank of Commerce and Patriot Bank
99.1	Press Release dated April 24, 2017, relating to NCC’s financial information for the first quarter ended March 31, 2017
99.2	Press Release dated April 24, 2017, relating to the execution of the Merger Agreement
99.3	Presentation Materials for April 25, 2017 Conference Call/Webcast

* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. NCC agrees to furnish a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

NATIONAL COMMERCE CORPORATION

April 24, 2017	/s/ John H. Holcomb, III
John H. Holcomb, III
Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description of Exhibit
2.1*	Agreement and Plan of Merger, dated as of April 24, 2017, by and among National Commerce Corporation, National Bank of Commerce and Patriot Bank
99.1	Press Release dated April 24, 2017, relating to NCC’s financial information for the first quarter ended March 31, 2017
99.2	Press Release dated April 24, 2017, relating to the execution of the Merger Agreement
99.3	Presentation Materials for April 25, 2017 Conference Call/Webcast

*Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. NCC agrees to furnish a copy of any omitted schedule or exhibit to the SEC upon request.